UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2015

Mopals.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-105778	05-0554486
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

294 Richmond Street East, Suite 200

Toronto, Ontario, CANADA, M5A 1P5

(Address of principal executive offices)(Zip Code)

416-362-4888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry Into A Material Definitive Agreement

On July 27, 2015, Mopals.com, Inc. (the “Company”), entered into a stock purchase agreement with Kuusamo Capital, Ltd., pursuant to which the Company issued an aggregate of 306,816 shares of the Company’s common stock, par value $0.0001 USD per share (the “Common Stock”) at a price of $0.25 USD per share, for aggregate proceeds to the Company of $76,704 USD.

On September 3, 2015, the Company entered into a stock purchase agreement with Vito Gallo, pursuant to which the Company issued an aggregate of 1,000,000 shares of the Company’s common stock, par value $0.0001 USD per share (the “Common Stock”) at a price of $0.25 USD per share, for aggregate proceeds to the Company of $250,000 USD.

The foregoing description of the terms of the stock purchase agreements are qualified in their entirety by reference to the stock purchase agreements filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K (the “Report”), which is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Items 1.01 of this Report regarding the aggregate issuance of 1,306,816 shares of Common Stock, which disclosure is incorporated herein by reference to this Item 3.02.

The above issuance of shares is exempt from registration, pursuant to Section 4(2) of the Securities Act.  These securities qualified for exemption under Section 4(2) of the Securities Act since the issuance securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these stockholders had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act for this transaction.

Item 9.01       Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
10.1	Stock Purchase Agreement with Kuusamo Capital, Ltd., dated July 27, 2015.
10.2	Stock Purchase Agreement with Vito Galloro, dated September 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Mopals.com, Inc.

By:	/s/ Alex Haditaghi
Alex Haditaghi
President and Chief Executive Officer

Dated: September 11, 2015

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